CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – FRM Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 3.4% of the mortgage loans do not provide for any payments of principal in the first five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,415
Total Outstanding Loan Balance	$145,513,759*	Min	Max
Average Loan Current Balance	$102,837	$4,957	$878,358
Weighted Average Original LTV	84.0%**
Weighted Average Coupon	7.92%	5.38%	13.75%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	640
Weighted Average Age (Months)	2
% First Liens	73.2%
% Second Liens	26.8%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$148,000,000.00] of the total [$1,500,000,100.00] collateral shall consist of fixed rate mortgages.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	2	505,673	0.3	5.46	71.4	714
5.51 - 6.00	28	7,952,891	5.5	5.95	79.0	665
6.01 - 6.50	87	21,629,770	14.9	6.36	77.1	659
6.51 - 7.00	164	30,932,512	21.3	6.81	77.1	647
7.01 - 7.50	117	18,453,167	12.7	7.32	78.8	634
7.51 - 8.00	115	14,626,384	10.1	7.79	79.3	607
8.01 - 8.50	52	5,719,182	3.9	8.31	83.6	601
8.51 - 9.00	119	8,646,912	5.9	8.89	92.7	650
9.01 - 9.50	121	7,940,840	5.5	9.25	95.3	641
9.51 - 10.00	149	10,173,714	7.0	9.85	98.5	664
10.01 - 10.50	127	5,765,144	4.0	10.36	98.4	624
10.51 - 11.00	162	8,018,588	5.5	10.85	98.4	616
11.01 - 11.50	84	3,240,069	2.2	11.29	99.0	610
11.51 - 12.00	35	957,700	0.7	11.86	91.4	619
12.01 - 12.50	38	654,789	0.4	12.39	97.7	610
12.51 - 13.00	8	163,984	0.1	12.87	97.0	602
13.01 - 13.50	6	108,961	0.1	13.27	93.9	671
13.51 - 14.00	1	23,479	0.0	13.75	85.0	566
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	11	1,609,609	1.1	8.31	73.0	511
526 - 550	28	3,173,690	2.2	8.51	67.9	539
551 - 575	62	5,832,491	4.0	8.37	76.8	565
576 - 600	239	19,576,670	13.5	8.22	82.4	590
601 - 625	319	30,797,591	21.2	8.05	83.5	613
626 - 650	268	26,927,231	18.5	8.04	85.8	638
651 - 675	241	26,901,024	18.5	7.67	85.6	662
676 - 700	119	13,583,315	9.3	7.54	86.7	686
701 - 725	69	8,166,397	5.6	7.68	87.3	711
726 - 750	32	4,689,966	3.2	7.46	85.8	735
751 - 775	19	3,511,878	2.4	7.26	85.6	762
776 - 800	7	584,049	0.4	7.25	72.5	790
801 - 825	1	159,849	0.1	9.70	100.0	803
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	540	15,765,575	10.8	10.18	96.7	634
50,001 - 100,000	347	25,367,791	17.4	9.05	90.0	633
100,001 - 150,000	227	28,151,682	19.3	8.00	84.0	636
150,001 - 200,000	128	22,129,273	15.2	7.55	82.0	637
200,001 - 250,000	54	12,104,855	8.3	7.24	79.6	638
250,001 - 300,000	48	13,055,181	9.0	6.82	77.3	639
300,001 - 350,000	21	6,789,719	4.7	6.91	79.7	652
350,001 - 400,000	21	7,884,693	5.4	6.52	76.8	646
400,001 - 450,000	13	5,512,379	3.8	6.79	81.9	659
450,001 - 500,000	9	4,295,417	3.0	6.62	79.8	683
500,001 - 550,000	2	1,060,091	0.7	5.90	84.6	630
550,001 - 600,000	2	1,120,587	0.8	6.82	70.9	614
600,001 - 750,000	2	1,398,158	1.0	6.67	62.6	646
850,001 - 900,000	1	878,358	0.6	6.35	80.0	685
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	30	3,281,133	2.3	7.08	36.9	618
50.001 - 55.000	18	2,288,555	1.6	7.33	53.5	600
55.001 - 60.000	10	1,614,927	1.1	6.71	57.7	608
60.001 - 65.000	36	7,241,971	5.0	7.08	63.3	626
65.001 - 70.000	37	6,989,734	4.8	7.10	68.2	613
70.001 - 75.000	60	11,464,952	7.9	7.02	73.4	638
75.001 - 80.000	203	34,999,562	24.1	7.02	79.7	643
80.001 - 85.000	60	10,953,287	7.5	7.08	84.2	639
85.001 - 90.000	130	20,675,288	14.2	7.26	89.4	643
90.001 - 95.000	124	7,098,487	4.9	8.65	94.3	633
95.001 - 100.000	707	38,905,862	26.7	9.90	99.9	650
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	380	30,573,789	21.0	8.42	86.1	640
1.00	105	12,814,034	8.8	8.20	85.5	652
2.00	442	28,379,931	19.5	9.34	93.5	641
3.00	488	73,746,005	50.7	7.11	79.3	637
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,033	96,491,514	66.3	7.88	85.2	634
Reduced	145	16,152,102	11.1	8.20	86.2	662
Stated Income / Stated Assets	237	32,870,143	22.6	7.90	79.6	647
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,342	140,725,201	96.7	7.90	84.3	639
Second Home	2	162,191	0.1	7.44	43.9	667
Investor	71	4,626,367	3.2	8.46	76.5	657
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	222	34,117,177	23.4	7.79	82.1	646
Florida	213	19,797,793	13.6	7.99	83.2	639
New York	60	11,852,005	8.1	7.60	80.4	647
Texas	123	11,395,793	7.8	7.43	80.9	629
New Jersey	35	6,063,647	4.2	7.51	82.0	647
Maryland	58	5,243,629	3.6	8.28	86.3	643
Virginia	46	4,812,863	3.3	7.94	85.9	640
Illinois	47	4,044,847	2.8	7.77	82.3	657
Ohio	46	3,839,316	2.6	7.91	87.4	625
Arizona	49	3,386,352	2.3	8.30	85.1	622
Georgia	58	3,227,803	2.2	8.77	92.2	624
North Carolina	34	3,172,428	2.2	7.74	85.2	631
Minnesota	33	2,976,543	2.0	7.74	84.9	634
Colorado	35	2,757,484	1.9	8.67	93.4	637
Nevada	30	2,753,487	1.9	8.66	89.0	662
Other	326	26,072,592	17.9	8.17	86.8	635
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	774	53,412,074	36.7	8.92	92.4	653
Refinance - Rate Term	69	10,896,359	7.5	6.97	78.8	633
Refinance - Cashout	572	81,205,325	55.8	7.39	79.3	632
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
BALLOON	88	4,255,330	2.9	10.46	98.4	646
FIXED	1,327	141,258,428	97.1	7.84	83.6	640
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,237	127,840,350	87.9	7.90	83.9	636
Condo	91	6,518,985	4.5	8.54	87.9	663
2 Family	49	5,690,425	3.9	8.05	86.1	665
PUD	33	4,843,750	3.3	7.25	81.4	666
3-4 Family	5	620,249	0.4	8.44	65.1	642
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,396	140,573,999	96.6	7.95	84.2	639
60	18	4,463,460	3.1	7.00	78.1	644
120	1	476,300	0.3	6.63	89.9	690
Total:	1,415	145,513,759	100.0	7.92	84.0	640

*

Note, for second liens, CLTV is employed in this calculation.